                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. 2)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|   Preliminary Proxy Statement    |_| Confidential, for Use of the Commission
|_|   Definitive Proxy Statement         Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               NETRIX CORPORATION
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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|_|   Fee paid previously with preliminary materials.

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|_| Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(1)   Amount previously paid:

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(2)   Form, Schedule or Registration Statement No.:

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(3)   Filing Party:

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(4)   Date Filed:

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                                     [LOGO]

                               NETRIX CORPORATION
                          13595 DULLES TECHNOLOGY DRIVE
                             HERNDON, VIRGINIA 20171

                                          July 28, 1999

Dear Stockholder:

      The 1999 annual meeting of stockholders was held July 27, 1999. At the meeting, the proposals described in our June 11, 1999 Proxy Statement pertaining to the election of Directors, approval of the 1999 Long-Term Incentive Plan and ratification of the appointment of Arthur Andersen LLP as the our independent auditors for 1999 were voted upon and approved. On each of these matters, over 90% of all the shares were voted. However, at the meeting, only approximately 53% of the shares were represented by person or by proxy to vote on the proposal to increase our capital stock. The proxies we received favored this proposal by about a two-to-one margin, but since the proposal required approval by a majority of all the shares entitled to vote, this proposal could not be approved at the meeting. As a result, we adjourned the annual meeting and deferred the vote on this proposal in order to provide an opportunity for more stockholders to vote, either in person or by proxy. We will reconvene the annual meeting at 10:00 a.m. on August 26, 1999 at The Yale Club in New York City, and we expect the only item on the agenda will be to vote on the proposal to increase our capital stock.

      Based on conversations with stockholders, we are reducing the proposed increase in our capital stock. It is this revised proposal that will be voted on at the reconvened annual meeting. As revised, we will propose no increase in our preferred stock and limit the increase in our common stock to 14 million shares (so our authorized common stock will increase from 15 million to 29 million shares). This revised proposal is described in the accompanying Proxy Statement Supplement. Pursuant to the Supplement, we are soliciting your proxy for use at the annual meeting of stockholders when it reconvenes

      Enclosed with the Supplement is a revised proxy card that reflects the amended proposal to be voted upon by stockholders. If you will be unable to attend the reconvened annual meeting, I encourage you to complete and return the enclosed proxy card and return it to Netrix Corporation in the enclosed return envelope. The Supplement includes more detailed information on the revised proposal as well as voting instructions and an explaination of the treatment of any proxy that you may have returned previously for voting at the Annual Meeting.

            I would appreciate your immediate attention to the mailing of the enclosed proxy. Should you later determine that you are able to attend the reconvened meeting, you may revoke any previously given proxy.

                                          Very truly yours,

                                      /s/ Norman F. Welsch
                                          Norman F. Welsch
                                          Chief Financial Officer and Secretary

                                     [LOGO]

                               NETRIX CORPORATION
                          13595 Dulles Technology Drive
                             Herndon, Virginia 20171


                                  July 28, 1999

                           PROXY STATEMENT SUPPLEMENT

     Supplemental Information to the June 11, 1999 Proxy Statement provided to Stockholders in connection with the 1999 Annual Meeting of
                                  Stockholders
                           ---------------------------


      PURPOSE OF THIS SUPPLEMENT. This Supplement contains information that supplements the information we provided in our June 11, 1999 Proxy Statement related to our solicitation of proxies for use at our 1999 Annual Meeting of Stockholders. The information contained in this Supplement relates to Item 2 of the Proxy Statement, which proposes an increase in the number of our authorized shares of our capital stock. We are changing the proposal, and the discussion in this Supplement supercedes the discussion contained in the Proxy Statement. This Supplement and the enclosed proxy card have been sent to you by order of the Board of Directors of Netrix Corporation. Along with an enclosed, revised proxy card, this Supplement was first mailed to stockholders on or about July 29, 1999.

      REASON FOR THIS SUPPLEMENT. In our conversations with stockholders prior to the annual meeting, concerns were expressed to us regarding the size of the proposed increase in our capital stock. At the meeting itself, only 53% of the shares were represented by proxies or in person for consideration of the proposal. Due to the nature of the proposal, brokers did not have discretion to vote shares held in their name absent voting instructions from the beneficial owners. We are modifying the proposal to alleviate the concerns of stockholders and to enable brokers to vote their shares in the absence of specific instructions from beneficial owners. In order to present this proposal at the reconvened meeting, we are seeking proxies from a higher number of our stockholders.

      VOTING ON THE AMENDED PROPOSAL. If you submitted a proxy on the original proposal to increase the authorized shares of the capital stock of Netrix Corporation and you now wish to change your vote, you may do so by signing and returning the enclosed proxy card to Netrix in the enclosed envelope. You may also vote on the revised proposal in person if you attend the adjournment of the annual meeting by completing a ballot form provided upon request at the adjournment. If you submitted a proxy on the original proposal to increase the number of authorized shares of Netrix's capital stock and you do not wish to change your vote in light of the amendments to that proposal described in this

Supplement, there is no need for you to vote again. Your prior proxy will remain effective with respect to this proposal unless revoked by you as a result of your submission of a later proxy or by your voting in person at the adjournment of the annual meeting. In addition, if you did not provide a proxy or attend the annual meeting to vote on the original proposal, we urge you to vote on the revised proposal either by signing and returning the enclosed proxy card in the envelope provided or by voting in person at the reconvened annual meeting.

      REQUIRED VOTE. To be adopted, the amendment to our Certificate of Incorporation to increase our authorized common stock must receive the affirmative vote of the majority of the shares entitled to vote. Brokers do have discretion to vote shares on this matter without instruction from the beneficial owners. For purposes of this proposal, abstentions and broker non-votes have the effect of negative votes.

      RESTATEMENT OF THE PROPOSAL. The following replaces, in its entirety, the discussion of Item Two in the Proxy Statement.

        ITEM TWO: INCREASE OF AUTHORIZED CAPITAL STOCK

      Stockholders are being asked to consider and approve an increase in the number of authorized shares of the common stock of Netrix Corporation. Specifically, the Board has approved and recommends that Stockholders adopt an amendment to Article Fourth of the Certificate of Incorporation that increases the number of authorized shares of common stock from 15,000,000 to 29,000,000. The text of Article Fourth of the Certificate of Incorporation, as proposed to be amended, is set forth in Exhibit A.

      As of May 28, 1999, Netrix had 11,493,009 shares of common stock issued and outstanding, as well as 2,950,000 common shares reserved for issuance under the corporation's existing benefit plans. Of the 2,950,000 shares of common stock reserved under existing benefit plans, options for 1,457,888 shares currently are outstanding. As of May 28, an additional approximately 1,640,000 shares of common stock were issuable upon conversion of outstanding preferred stock and exercise of outstanding warrants. With only 15,000,000 shares of common stock currently authorized for issuance, Netrix has reached the point at which it is not able to fully utilize its equity benefit plan, including the recently adopted 1999 Long-Term Incentive Plan, unless the number of authorized shares of common stock is increased.

      The Board believes that, under these circumstances, an increase in the number of authorized shares is desirable so that additional, unreserved common shares will be available for issuance or reservation by Netrix without further stockholder authorization, except as may be required by law or by the rules of the Nasdaq Stock Market. Specifically, the Board believes that Netrix requires the ability to issue additional equity incentive awards to employees and potential employees in order to attract and retain a high caliber of employees. Furthermore, in light of the corporation's current cash requirements and financial position and prospects, a number of vendors have indicated their willingness to receive common stock or warrants in lieu of payments in cash. The Board believes that, under the right circumstances, paying vendors in stock could be beneficial to the corporation. In addition, the Board believes that having additional shares authorized and available for issuance will allow Netrix greater flexibility in considering potential future actions involving the issuance of stock, although currently there are no plans to effect such potential actions. The Board does not believe that authorizing the issuance of additional shares will affect materially any substantive rights, powers or privileges of holders of Netrix common stock. Other than with respect to the reservation of common stock in connection with (1) current employee benefit plans, (2) the 1999 Long-Term Incentive Plan, and (3) the expectation that Netrix will increase the emphasis on stock options in compensating employees and Directors, there are no other plans or other existing or proposed agreements or understandings to issue, or reserve for future issuance, any of the additional common shares that would be authorized by the amendment to the Certificate of Incorporation. Finally, the Board does not view the proposed amendment of the Certificate of Incorporation as part of an "anti-takeover" strategy. The amendment is not being advanced as a result of any known effort by any party to accumulate common stock or to obtain control of Netrix.

      Of our 15,249,599 authorized shares of preferred stock, the 14,249,599 shares referenced in our Certificate of Incorporation as the Class A Preferred Stock, Class B Preferred Stock, Class C Preferred Stock and Class D Preferred Stock, have previously been retired and cannot be reissued. The only shares of preferred stock available for issuance are the 1,000,000 shares referred to in clause (I)(ii)(E) of Article Fourth of our certificate of incorporation.


      THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION.

                                                                      Exhibit A


                            PROPOSED AMENDMENT TO THE
                            ARTICLES OF INCORPORATION

      We will amend the first sentence of Article Fourth to our certificate of incorporation if the amendment is approved by stockholders at our reconvened annual meeting of stockholders. Set forth below is the proposed amendment. The proposed new text is in italics and the proposed deletions are indicated by overstriking. [EDGAR DOCUMENT ONLY: New text is underscored, and the proposed deletions are in brackets.]


                                 ARTICLE FOURTH

                                [Authorized Shares]

            FOURTH: I. The total number of shares of all classes of stock which the Corporation shall have authority to issue is

      44,249,599 [30,249,599] shares, consisting of (i) 29,000,000 [15,000,000]
      ----------                                        ----------
      shares of Common Stock, $.05 par value (the "Common Stock") and (i)

      15,249,599 shares of Preferred Stock, $.05 par value (the "Preferred

      Stock") consisting of (A) 2,499,946 share that are designated Class

      A Convertible Preferred Stock ("Class A Preferred Stock"); (B)

      3,639,333 shares that are designated Class B Convertible Preferred

      Stock ("Class B Preferred Stock"); (C) 4,686,026 shares that are designated Class C Convertible Preferred Stock ("Class C Preferred

      Stock"); (D) 3,424,294 shares that are designated Class D

      Convertible Preferred Stock ("Class D Preferred Stock"); and (E)

      1,000,000 shares that are initially undesignated.


     Please note that the Class A, Class B, Class C and Class D Preferred Stock referenced in Article Fourth has previouslty been retired, and these shares CANNOT be reissued.

                               NETRIX CORPORATION

                                      PROXY

             FOR THE RECONVENED 1999 ANNUAL MEETING OF STOCKHOLDERS
                   AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED "FOR" EACH PROPOSAL.

      The undersigned hereby appoints Steven T. Francesco and Lynn C. Chapman as Proxies, with the full power of substitution, and hereby authorizes them to represent and vote, as designated herein, all shares of common stock of Netrix Corporation held of record by the undersigned on May 28, 1999, at the reconvening Annual Meeting of Stockholders on August 26, 1999 or any adjournment or postponement thereof, upon all such matters as may properly come before the meeting.

       |X|   Please mark your votes       If you plan to attend in        |_|
             as in this example.          person, place an X in this box.



MATTERS TO BE SUBMITTED TO A VOTE:

      AN AMENDED PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMMON STOCK OF NETRIX CORPORATION.

      INDICATE YOUR VOTE ON THIS PROPOSAL HERE:

                    FOR           AGAINST         ABSTAIN
                    |_|             |_|             |_|


      IN THEIR DISCRETION THE NAMED PROXIES MAY VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE RECONVENED ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.


SIGNATURE:----------------------------------           DATE:--------------------

SIGNATURE:----------------------------------           DATE:--------------------
          (SECOND SIGNATURE IF HELD JOINTLY)


     NOTE: Please sign exactly as your name or names appear on your stock certificates. Joint owners should each sign. When signing as attorney, executor, administrator or guardian, please indicate full title as such.

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STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE
ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.
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